SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  August 25, 2004

                          TRYCERA FINANCIAL, INC.
          (Exact Name of Registrant as Specified in Its Charter)

                                  Nevada
              (State of Other Jurisdiction of Incorporation)


       000-30872                                     33-0910363
(Commission File Number)                  (IRS Employer Identification No.)

170 Newport Center Drive, Suite 210, Newport Beach, CA             92660
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, Including Area Code:  (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.05  Code of Ethics

     On August 25, 2004, the Board of Directors adopted a Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics applies to potential conflicts of interest, public communications, gifts, loans, and confidential information. The president, subject to supervision of the audit committee, will be responsible for enforcement of the code. A copy of the Code of Ethics adopted by the board is attached to this report.

Item 9.01  Exhibits.

     The following exhibits are included as part of this report:

     Exhibit No.    Description of Exhibit                         Location

     14.1           Code of Ethics                                 Attached

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Trycera Financial, Inc.

Date:  August 25, 2004                  By:  /s/ Matthew S. Kerper
                                             Matthew S. Kerper, President



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